UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):    September 23, 2005

SCHNITZER STEEL INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

OREGON (State or other jurisdiction of incorporation)	0-22496 (Commission File Number)	93-0341923 (IRS Employer Identification No.)

3200 N.W. Yeon Ave.
P.O. Box 10047
Portland, OR	97296-0047
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code:   (503) 224-9900

NO CHANGE

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On September 23, 2005, the Board of Directors of the Company appointed Vicki A. Piersall, the Company’s current Acting Corporate Controller, as Vice President, Corporate Controller of the Company effective on September 26, 2005. In this position, she will serve as the Company’s principal accounting officer.

Vicki A. Piersall, age 44, joined the Company in June 2002 as Assistant Corporate Controller. From 2000 to June 2002, she was Worldwide Division Controller for the Office Printer Division of Xerox Corporation. From 1999 to 2000, she was the Manufacturing and Engineering Controller for the Color Printer Division of Tektronix, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCHNITZER STEEL INDUSTRIES, INC. (Registrant)

Date: September 28, 2005	By:	/s/ John D. Carter
John D. Carter
President and Chief Executive Officer